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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): June 26, 1997
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                                PROFFITT'S, INC.
                                ----------------
               (Exact Name of Registrant as Specified in Charter)




    Tennessee                         001-13113                  82-0331040
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(State or Other                      (Commission                (IRS Employer
Jurisdiction of                      File Number)            Identification No.)
 Incorporation)


                3455 Highway 80 West, Jackson, Mississippi 39209
          ------------------------------------------------------------
         (Addresses of Principal Executive Offices, including Zip Code)

                                 (601) 968-4400
                           --------------------------
              (Registrant's Telephone Number, including Area Code)
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ITEM 5. OTHER EVENTS.

         On June 26, 1997, Proffitt's, Inc. ("Proffitt's") amended and restated its existing credit agreement with certain financial institutions. Among other things, the amendment and restatement of the credit agreement (the "Amended Credit Agreement") (a) increased the revolving credit facility from $275 million to $400 million, (b) extended the maturity from October 11, 1999 to June 26, 2002, (c) made provision for, upon any senior indebtedness of Proffitt's being rated investment grade, the elimination of the inventory borrowing base limitation on borrowings under the credit facility, (d) reduced the financial performance benchmarks at which more favorable pricing options are made available to Proffitt's, and (e) lessened in varying degrees the scope of the affirmative and negative covenants applicable to Proffitt's and its subsidiaries. Proffitt's may use the proceeds of borrowings under the revolving credit facility to refinance certain existing indebtedness, to finance capital expenditures, for general corporate purposes and to finance certain acquisitions.

         The Company entered into the Amended Credit Agreement as part of its planned improvements to its capital structure to position the Company for future growth. The Company regularly evaluates possible acquisition opportunities, as well as store performance, and closes or sells stores that do not meet management objectives.

         The foregoing is qualified in its entirety by reference to the Second Amended and Restated Credit Facilities and Reimbursement Agreement and the LC Account Agreement, copies of which are attached as exhibits hereto and which are hereby incorporated by reference herein.

         The Company's press release discribing the Amendment Credit Agreement is attached as Exhibit 99.1 hereto.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS.

         C.       Exhibits

                  10.1 Second Amended and Restated Credit Facilities and Reimbursement Agreement, dated June 26, 1997, by and among Proffitt's, Inc., as Borrower, the Lenders from time to time party thereto, and NationsBank of Texas, National Association, as Agent.

                  10.2 LC Account Agreement, dated June 26, 1997, by and between Proffitt's, Inc. and NationsBank of Texas, National Association, as Agent.

                  99.1     Proffitt's, Inc. Press Release dated June 26, 1997.




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                                    SIGNATURE




         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    PROFFITT'S, INC.
                                    (REGISTRANT)



                                     /s/ Douglas E. Coltharp
                                    --------------------------------------------
                                    Douglas E. Coltharp
                                    Executive Vice President and
                                    Chief Financial Officer



Date: July 3, 1997








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                                INDEX TO EXHIBITS


Exhibit

  10.1 Second Amended and Restated Credit Facilities and Reimbursement Agreement, dated June 26, 1997, by and among Proffitt's, Inc., as Borrower, the Lenders from time to time party thereto, and NationsBank of Texas, National Association, as Agent.


  10.2 LC Account Agreement, dated June 26, 1997, by and between Proffitt's, Inc. and NationsBank of Texas, National Association, as Agent.


  99.1            Proffitt's, Inc. Press Release dated June 26, 1997.






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